Exhibit 10.1

PURCHASE AGREEMENT

January 26, 2010

Odyssey Marine Exploration, Inc.

5215 Laurel Street

Suite 210

Tampa, Florida 33607

Ladies and Gentlemen:

The undersigned (the “Investor” and, together with the other Persons (as defined below) who agree to purchase Securities (as defined below) pursuant to agreements in substantially the form of this Agreement (as defined below, the “Investors”)) hereby confirms its agreement with you as follows:

1. This Purchase Agreement (this “Agreement”) is made as of January 26, 2010, between Odyssey Marine Exploration, Inc., a Nevada corporation (the “Company”), and the Investor.

2. The Company and the Investor agree that the Investor will purchase from the Company, severally and not jointly with any third party purchasers of the Company’s securities, and the Company will issue and sell to the Investor,                      units (the “Units”) of the Company, with each Unit consisting of (a) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (b) a warrant (the “Warrants”) to purchase 0.6 shares of Common Stock at an exercise price of $2.25 per share, for a purchase price of $1.565 per Unit. The Units will not be issued or certificated. The shares of Common Stock and the Warrants are (x) immediately separable and will be issued separately and (y) sometimes hereinafter collectively referred to as the “Securities.” The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.

3. The completion of the purchase by the Investor and sale by the Company of the Units pursuant to this Agreement (the “Closing”) shall occur on the date that the conditions set forth in Section 7 of this Agreement have been satisfied or waived by the appropriate party or on such later date as the parties shall agree in writing (the “Closing Date”). The Company and the Investor anticipate that the Closing will occur on January 29, 2010. At the Closing, the Company shall deliver to the Investor the number of shares of Common Stock constituting a part of the number of Units as set forth above in Section 2 as follows (check one):

☐	A.	By electronic book-entry at the Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by the Company’s transfer agent (the “Transfer Agent”) to the Investor at the Closing. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the shares of Common Stock are maintained to set up a deposit/withdrawal at custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the shares of Common Stock in accordance with the instructions set forth on the Investor’s signature page attached hereto under the heading “DWAC Instructions.”

– OR –

☐	B.	In the form of a legend free stock certificate deliverable by Federal Express or equivalent overnight courier to the Investor at the following address:

Investor (Name):

Street Address:

City, State and Zip Code:

Attention:

Telephone Number:

At the Closing, the Company shall also issue and deliver to the Investor the number of Warrants constituting a part of the number of Units as set forth above in Section 2.

On or before the Closing Date, the Investor shall remit by wire transfer (or deliver by check) the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the Company pursuant to instructions provided to the Investor with this Agreement.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING.

The Company also shall deliver to the Investor and file with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (the “Supplement”) with respect to the Registration Statement (as defined below) reflecting the offering of the Units in conformity with the Securities Act of 1933, as amended (the “Securities Act”), including Rule 424(b) thereunder.

4. The Investor acknowledges that the Company intends to enter into purchase agreements in substantially the same form as this Agreement with certain other investors and intends to offer and sell up to 4,000,000 Units. The Investor acknowledges and agrees that there is no minimum offering amount for the Units contemplated to be sold by the Company.

5. The Company hereby makes the following representations, warranties and covenants to the Investor:

(a) The Company has been duly incorporated and is validly existing as a corporation with active status under the laws of the State of Nevada, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described or incorporated by reference in the Supplement.

(b) The Company has the requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its board of directors, or its shareholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar law affecting the enforcement of creditors’ rights generally or by general principles of equity.

(c) The Company’s execution, delivery, and performance of this Agreement and its consummation of the transactions contemplated hereby will not (i) conflict with or result in a violation of, the Company’s articles of incorporation or bylaws, (ii) violate or conflict with, or result in a breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries (as defined below) pursuant to, or require the consent of any other party to, any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject, or (iii) assuming the accuracy of the Investor’s representations in this Agreement, result in a violation of any law, rule, regulation, judgment, order or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company, any of its Subsidiaries, or its securities are subject), applicable to the Company or by which any material property or asset of the Company or any of its Subsidiaries is bound or affected, except with respect to clauses (ii) and (iii) for such conflicts, breaches, defaults or violations as would not, individually or in the aggregate, have a material adverse effect on the assets, liabilities, financial condition, or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”). As used in this Agreement, “Subsidiaries” means any subsidiary of the Company as set forth in the SEC Reports, excluding SMM Project, LLC, a Minnesota limited liability company.

(d) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing of the Supplement, (ii) the filings required in connection with the issuance and listing of the shares of Common Stock on the Nasdaq Capital Market, (iii) the filings required by Paragraph 5(g) hereof, (iv) such filings as are required to be made under applicable state securities laws, and (v) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(e) The Securities have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will be validly issued, fully paid, and non-assessable and will not be sold in violation of statutory or contractual preemptive rights, resale rights, rights of first refusal, or similar rights. At the Closing, the shares of Common Stock shall have been approved for quotation on the Nasdaq Capital Market subject only to official notice of issuance.

(f) The Company’s Registration Statement on Form S-3 (No. 333-162971) (including all information or documents incorporated by reference therein, the “Registration Statement”) has been declared effective by the Commission and is effective on the date hereof, and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so. The offering, sale and issuance of the Securities to the Investor are registered under the Securities Act by the Registration Statement, and the Securities will be freely transferable and tradable by the Investor without restriction created by the Company. The Securities are being issued as described in the Registration Statement.

(g) The capitalization of the Company is as set forth in the SEC Reports (as defined below). The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents (as defined below) outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person (excluding the Investors) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except (a) as a result of the purchase and sale of the Securities and (b) as disclosed in the SEC Reports or the Supplement, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities, except for such adjustments which have been waived by the holder of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Supplement, being collectively referred to herein as the “SEC Reports”), and for a period of 12 calendar months and any portion of a month immediately preceding the filing of the Registration Statement, the Company has filed such SEC reports on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates or with respect to any amended SEC Reports as of the date of such amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since January 1, 1998, the Company has not been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or with respect to any amended SEC Reports as of the date of such amendment. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports or the Supplement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

(j) Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(k) Except as disclosed in the SEC Reports, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and valid title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens (as defined below), except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties, or Liens securing indebtedness to be repaid from the proceeds of this offering. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance. As used in this Agreement, “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

(l) The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(m) Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(n) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market (as defined below) on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. As used in this Agreement, “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

(o) Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(p) The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length Investor with respect to this Agreement, the agreements entered into by the other Investors, and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the this Agreement, the agreements entered into by the other Investors, and the transactions contemplated hereby and thereby.

(q) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(r) The Company shall (i) before the Nasdaq Capital Market opens on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. Except for the exhibits to be attached to filings required by the Commission, the Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent (such consent not to be unreasonably withheld), unless required by law or the rules and regulations of any self-regulatory organization to which the Company or its securities are subject.

(s) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t) The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under this Agreement and the other documents contemplated by this Agreement, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(v) Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the book value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets at book value, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Taking into account the projected capital availability to the Company, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(w) Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

6. The Investor hereby makes the following representations, warranties and covenants to the Company:

(a) The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(b) The Investor acknowledges that it has had the opportunity to review (including through availability to it of documents electronically filed by the Company with the Commission) the basic prospectus included in the Registration Statement on the date hereof and all documents incorporated therein by reference (together with the price and amount of the Units sold as described in Section 2 hereof) and the Registration Statement.

(c) The Investor is purchasing the Securities in the ordinary course of its business for its own account and not with a view to the distribution thereof and it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, distribute or grant participation to any third person or entity with respect to any of the Securities, provided, however, that by making the representation herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities.

(d) The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax, or investment advice. The Investor has consulted such legal, tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(e) Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (i) the time that the Investor was first contacted by or on behalf of the Company with respect to the transactions contemplated hereby and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(f) The Investor represents that, except as set forth below, (i) it has had no position, office, or other material relationship within the past three years with the Company or any of its affiliates, (ii) it is not a, and it has no direct or indirect affiliation or association with any, NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

(g) The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor or (ii) the Investor is advised by its counsel (including internal counsel) that such press release or public announcement is required by law.

(h) Investor acknowledges that no offer by the Investor to buy Units will be accepted until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

(i) If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells, or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense.

(j) The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor, and no further consent or action is required by the Investor, its board of directors or similar governing body or its stockholders, members or partners. This Agreement has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar law affecting the enforcement of creditors’ rights generally or by general principles of equity.

7. Conditions.

(a) The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder; and (ii) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of those undertakings of the Investor in this Agreement to be fulfilled prior to the Closing.

(b) The Investor’s obligation to purchase the Units shall be subject to: (i) the accuracy of the representations and warranties made by the Company in this Agreement and the fulfillment of those undertakings of the Company in this Agreement to be fulfilled prior to the Closing; (ii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and (iii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing.

The Investor’s obligations are expressly not conditioned on the purchase by any third party purchaser of any securities that they have agreed to purchase from the Company.

8. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without giving effect to the principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Hillsborough County, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9. All covenants, agreements, representations and warranties made by the Company and the Investor herein are made as of the date hereof and will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

10. Until the earliest of the time that (i) no Investor owns Securities or (ii) the Warrants have expired, the Company covenants to use its best efforts timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities, including without limitation, under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, including without limitation, within the requirements of the exemption provided by Rule 144.

11. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital, capital expenditures, and other general corporate purposes.

12. The Company hereby agrees to use its best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the shares that constitute a part of the Units (the “Shares”) and the shares of Common Stock issueable upon exercise of the Warrants (the “Warrant Shares”) on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

13. The Company has agreed to reimburse Iroquois Master Fund Ltd. (“Iroquois”) at the Closing the non-accountable sum of $17,000 for its legal fees and expenses, none of which has been paid prior to the Closing. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investors.

14. This Agreement may be terminated by the Investor, as to such Investor’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Investors, by written notice to the other parties, if the Closing has not been consummated on or before February 9, 2010.

15. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were the original thereof.

16. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Securities to the Investor.

17. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Odyssey Marine Exploration, Inc., 5215 Laurel Street, Tampa, Florida 33607, Attention: Chief Financial Officer, with a copy to Akerman Senterfitt, 401 East Jackson Street, Suite 1700, Tampa, Florida 33602, Attention: David M. Doney; and if to the Investor, shall be sufficient in all respects if delivered or sent to the Investor at the address set forth on the signature page to this Agreement.

18. This Agreement records the final, complete, and exclusive understanding among the parties regarding the subjects addressed in it and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by any of them.

19. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

(Signatures on following page.)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

Signature of Investor:

By:

Print Name:

Title:

Address:

Tax ID No.:

Exact name in which book-entry should be made (if different):

DWAC INSTRUCTIONS

(Complete only if applicable)

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

AGREED AND ACCEPTED:

Odyssey Marine Exploration, Inc.

By:

Print Name:

Title:

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